U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

                           LAIDLAW GLOBAL CORPORATION
             (Exact Name of Registrant as specified in its charter)

               Delaware
    (State or other jurisdiction of                   33-37203-D                            13-4093923
            Incorporation)                     (Commission File Number)        (IRS Employer Identification Number)

                       100 Park Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 376-8800

Item 2. Acquisition or Disposition of Assets.

      On November 13, 2002, Laidlaw Global Securities, Inc. ("LGSI"), a registered broker/dealer and wholly owned subsidiary of the Registrant, sold its list of client accounts to Kuhn Brothers Securities Corporation. The consideration for the sale was $75,000, all cash. A negative consent transfer letter was sent to all clients of LGSI.

Item 5. Other Events

      On or about November 19, 2002, LGSI filed with the Securities and Exchange Commission a Request Withdrawal from Broker-Dealer Registration. LGSI also filed a Notice of Withdrawal as an Investment Adviser.

      On November 13, 2002, Stanley Ira Birnbaum, attorney at law, was elected to the Board of Directors of the Registrant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                         LAIDLAW GLOBAL CORPORATION


                                         By: /s/ Roger E. Benedelac
                                            ------------------------------------
                                            Roger E. Bendelac
                                            Chairman